EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SABANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of MemberWorks Incorporated (the "Company") on Form 10-Q/A for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary A. Johnson, President, Chief Executive Officer and Director of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Gary A. Johnson
Gary A. Johnson
President, Chief Executive Officer and Director
MemberWorks Incorporated
May 6, 2003